                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         January 7, 2008
                                                --------------------------------

                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

          NEBRASKA                      333-130343               20-0568230
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(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

     87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska         68713
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           (Address of Principal Executive Offices)              (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events.

     On January 7, 2008, NEDAK Ethanol,  LLC ("Company")  issued a letter to its shareholders  in  the  form  of  a  press  release  disclosing  that  mechanical completion of the Company's  facility would be delayed.  At the Company's Annual
Meeting  held  September  19,  2007,  a  representative  of Delta-T  Corporation
("Delta-T"),  the engineering,  procurement and construction  contractor for the
Company's facility, indicated the possibility of a mechanical completion date of late fourth  quarter 2007.  Several  construction  issues have moved  mechanical completion into 2008. The Company expects Delta-T to identify a new construction completion date in the first half of 2008.

     Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits

          99.1 Press Release regarding Communication to Investors dated January
               7, 2008 by Jerome Fagerland.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: January 7, 2008

                                       NEDAK ETHANOL, LLC

                                       By: /s/ Jerome Fagerland
                                           Jerome Fagerland
                                           President

                                  Exhibit Index

Exhibit
Number            Description

99.1              Press Release regarding Communication to Investors dated January
                  7, 2008 by Jerome Fagerland.